UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 13, 2007
(Date of earliest event reported)

RF Micro Devices, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	0-22511	56-1733461
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road
  Greensboro, North Carolina  27409-9421
  (Address of principal executive offices)
  (Zip Code)

(336) 664-1233

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))
[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

          As previously reported in a Current Report on Form 8-K filed by RF Micro Devices, Inc. ("RFMD") on November 19, 2007 (the "Form 8-K"), on November 13, 2007, RFMD completed its acquisition of Sirenza Microdevices, Inc. ("Sirenza") pursuant to the Agreement and Plan of Merger and Reorganization, dated as of August 12, 2007, by and among RFMD, Iceman Acquisition Sub, Inc., a wholly-owned subsidiary of RFMD ("Merger Sub"), and Sirenza (the "Merger Agreement"). In accordance with the terms and conditions of the Merger Agreement, RFMD acquired Sirenza through the merger of Merger Sub with and into Sirenza, following which Sirenza, as the surviving corporation and a wholly-owned subsidiary of RFMD, merged with and into RFMD (together, the "Mergers").  In accordance with Items 9.01(a) and (b) of Form 8-K, this Amendment No. 1 to the Form 8-K (the "Amendment") is being filed to include unaudited pro forma financial information for RFMD and audited and unaudited historical financial information for Sirenza.

          The audited financial statements of Sirenza for the fiscal year ended December 31, 2006 (including the consent of the independent registered public accounting firm thereto), the unaudited financial statements of Sirenza for the interim period ended September 30, 2007 and September 30, 2006, and the unaudited pro forma combined balance sheet of RFMD as of September 29, 2007, the unaudited pro forma combined statement of operations of RFMD for the interim period ended September 29, 2007 and the unaudited pro forma combined statement of operations for the fiscal year ended March 31, 2007 for RF Micro Devices, Inc. and for the fiscal year ended December 31, 2006 for Sirenza, are attached hereto as Exhibits 99.1, 99.2, and 99.3, respectively, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

The consolidated balance sheets of Sirenza as of December 31, 2006 and 2005 and the consolidated statements of income and cash flows of Sirenza for the years ended December 31, 2006, 2005 and 2004, and the notes related thereto, are filed as Exhibit 99.1 to this Amendment.

          The unaudited consolidated balance sheets of Sirenza as of September 30, 2007 and the unaudited consolidated statements of operations and cash flows of Sirenza for the nine-month period ended September 30, 2007 and September 30, 2006, and the notes related thereto, are filed as Exhibit 99.2 to this Amendment.

(b)   Pro Forma Financial Information.

In accordance with Item 9.01(b) of Form 8-K, the pro forma financial information required pursuant to Article 11 of Regulation S-X is filed as Exhibit 99.3 to this Amendment.

          (d)     Exhibits

Exhibit No.             Description
     23.1                 Consent of Ernst & Young LLP, independent registered public accounting firm, with respect to Sirenza Microdevices, Inc.

     99.1                 Audited Financial Statements of Sirenza Microdevices, Inc. for the fiscal year ended December 31, 2006.

     99.2                 Unaudited Financial Statements of Sirenza Microdevices, Inc. for the interim period ended September 30, 2007 and September 30, 2006.

     99.3                 Unaudited pro forma combined balance sheet of RFMD as of September 29, 2007, the unaudited pro forma combined statement of operations of RFMD for the interim period ended September 29, 2007 and the unaudited pro forma combined statement of operations for the fiscal year ended March 31, 2007 for RF Micro
                              Devices, Inc. and for the fiscal year ended December 31, 2006 for Sirenza.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Micro Devices, Inc.

By:/s/William A. Priddy, Jr.

                                                                                    William A. Priddy, Jr.
                                                                                     Chief Financial Officer, Corporate
                                                                                     Vice President of Administration and Secretary

Date:  January 25, 2008

EXHIBIT INDEX

Exhibit No.             Description of Exhibit
     23.1                 Consent of Ernst & Young LLP, independent registered public accounting firm, with respect to Sirenza Microdevices, Inc.

     99.1                 Audited Financial Statements of Sirenza Microdevices, Inc. for the fiscal year ended December 31, 2006.

     99.2                 Unaudited Financial Statements of Sirenza Microdevices, Inc. for the interim period ended September 30, 2007 and September 30, 2006.

     99.3                 Unaudited pro forma combined balance sheet of RFMD as of September 29, 2007, the unaudited pro forma combined statement of operations of RFMD for the interim period ended September 29, 2007 and the unaudited pro forma combined statement of operations for the fiscal year ended March 31, 2007 for RF Micro
                              Devices, Inc. and for the fiscal year ended December 31, 2006 for Sirenza.